Exhibit 99.1

POTLATCH CORPORATION

MARCH 2012

POTLATCH CORPORATION

Michael J. Covey Chairman, President & Chief Executive Officer

Eric J. Cremers Executive Vice President & Chief Financial Officer

POTLATCH CORPORATION

MARCH 2012

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 as amended, including without limitation statements about future company performance, the company’s business model, strength of the company’s balance sheet and credit metrics, dividend levels and yields, direction of markets and the economy, long term trend of higher sawlog prices, pulpwood prices, management of timberlands to optimize values, projected inland private timber growth and harvest, future harvest levels and their relation to market trends, potential EBITDDA and cashflows from improved harvest and pricing, impact of the pine beetle on North American lumber supply, forecasts of North American exports of lumber to China, North American lumber demand, forecast of U.S. housing starts, the company’s capital structure, weighted average cost of debt, cash flow generation, Canadian/U.S. dollar exchange rate, funds available for distribution, real estate business potential and land development potential, real estate value opportunities, biomass opportunities, forecasts of U.S. biomass consumed to produce electricity, management of the output of our Wood Products facilities, leverage and interest coverage ratios, debt repayment, net asset value, and dividend policy. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; changes in the United States and international economies; changes in the level of domestic construction activity; changes in international tariffs, quotas and trade agreements involving wood products; changes in domestic and international demand for wood products; changes in production and production capacity in the forest products industry; competitive pricing pressures for the company’s products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; changes in fuel and energy costs; changes in raw material and other costs; the ability to satisfy complex rules in order to remain qualified as a REIT; changes in tax laws that could reduce the benefits associated with REIT status; and other risks and uncertainties described from time to time in the company’s public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements.

2

POTLATCH CORPORATION

MARCH 2012

Potlatch Corporation (REIT)

Resource (Timberlands)

Taxable REIT Subsidiaries

North

South

Real Estate

Wood

Products

Converted to tax efficient REIT in 2006

Single level of taxation Lower cost of capital

Fourth largest US Timber REIT

1.44 million acres of owned timberland High margin, low risk real estate business Five wood products manufacturing facilities

Enterprise value of $1.5 billion(1)

Market cap of ~$1.2 billion Net debt(2) of ~$0.3 billion

Strong balance sheet with solid credit metrics

Attractive dividend at $1.24 per share, yielding 4.0%

(1) Based on February 27, 2012 closing stock price of $31.14 a share.

(2) We define net debt as the total of short-term and long-term debt less cash and short-term investments, see reconciliation on page 27.

POTLATCH CORPORATION

MARCH 2012

Potlatch Business Overview

Potlatch owns approximately 1.44 million acres of FSC-certified timberland in Arkansas, Idaho and Minnesota and five wood products manufacturing facilities

[812,000 acres] ID

[223,000 acres] MN

[406,000 acres] AR

Timberlands(1)

Idaho: 812,000 acres

Arkansas: 406,000 acres

Minnesota: 223,000 acres

Total: 1,441,000 acres

REGIONAL LANDHOLDINGS

Wood Products Manufacturing Facilities

(1) As of December 31, 2011.

Wood Products Manufacturing Facilities

POTLATCH CORPORATION

MARCH 2012

Potlatch Financial Overview

($ in millions)

Resource

Real Estate

Wood Products

2011 Segment Revenues(1) $227 $50 $272

2011 Segment EBITDDA(2) $77 $46 $15

Segment EBITDDA Margin(3) 34.0% 92.1% 5.6%

Historical Consolidated Revenue and EBITDDA (2)

$600 $539 $497

$423 $440 $476

$400

$200 $102 $107 $131 $151 $110

$0

2007 2008 2009 2010 2011

Revenue

EBITDDA

(1)	Segment revenues and EBITDDA presented prior to intersegment eliminations.

(2) See page 32 of this presentation for definitions of EBITDDA and segment EBITDDA, and page 26 for reconciliations to most comparable GAAP measures. (3) Segment EBITDDA Margin is defined as Segment EBITDDA divided by Segment Revenues.

5

POTLATCH CORPORATION

MARCH 2012

Total Housing Starts

Housing starts are presently far below the long-term average (in thousands)

Actual(1)

Forecast(2)

Average Starts Since 1971: 1.5 million

2,500

2,000

1,500

1,000

500

0

71 73 75 77 79 81 83 85 87 89 91 93 95 97 99 01 03 05 07 09 11 13F

Year

(1)	Source: U.S. Census Bureau.
(2)	Forecast based on average of 8 different economic forecasting firms.
6

POTLATCH CORPORATION

MARCH 2012

Regional Softwood Nominal Price Trends

$/Ton

$120 Sawlog South - Stumpage

PNW WS DF - Delivered

Pulpwood South - Stumpage

$100

$80

$60

$40

$20

$0

1977 1979 1981 1983 1986 1988 1990 1992 1995 1997 1999 2001 2004 2006 2008 2010

Long term trend line is for higher sawlog prices Recent weakness in Southern sawlog prices driven by depressed housing starts Recent strength in Pacific Northwest sawlog prices driven by Chinese demand Pulpwood prices relatively flat over time

Source: Timber Mart-South, Oregon Department of Forestry, and Potlatch estimates.

POTLATCH CORPORATION

MARCH 2012

Potlatch Has An Attractive Timber Inventory & Harvest Profile

Potlatch’s focus is now on its timber resource base since conversion to a REIT in 2006

Active management and timberland diversification to maximize value of the resource base

Geographic diversity Species diversity End-use market diversity

Attractive distribution of timber across age-classes

Flexibility to monetize sawlog or pulpwood harvests

Harvest volume (and prices) should increase over the next few years as housing recovers

2012 harvest volume lowered to 3.5 million tons to preserve net asset value 4.6 million tons expected in about 3 years

Potlatch Fee Harvest Log Volume

Tons in millions

Sawlogs

Pulpwood

5.0

~4.6

4.4

4.2 4.1

4.0 3.9

3.8

3.5

3.3

3.0

2.0

1.0

0.0

2006 2008 2010 2012F ~3

Years

Forward

POTLATCH CORPORATION

MARCH 2012

Attractive Inventory & Harvest Profile

Potlatch Sawlog Harvest

Fee Harvest log Volume Sawlog Prices

(tons in millions) ($/ton)

$80 3.5 $80 ~3.3

$72 3.0

3.0

$70 $70

3.0 2.9

2.8 $63

$60

2.4 2.5 $60

2.5 $53

2.2

$50

2.0

$40

1.5

$30

1.0

$20

0.5 $10

0.0 $0

2006 2007 2008 2009 2010 2011 2012F ~3

Years

Forward

Potlatch’s cash flows are highly dependent on its sawlog harvest volume The unprecedented downturn in the U.S. housing market has temporarily depressed sawlog prices Our 2012 guidance is to harvest 2.5 million tons of sawlogs, which is 800,000 tons below our potential

We are preserving long-term net asset value

When housing recovers in 2-3 years, we expect to harvest more aggressively Cash flows should dramatically improve as the sawlog harvest and pricing improve

An additional 800,000 tons per year of sawlogs could provide an additional $25 million of EBITDDA An additional $12 per ton in sawlog price could provide an additional $40 million in EBITDDA

POTLATCH CORPORATION

MARCH 2012

Impact of the Pine Beetle on North American Lumber Supply

Combined with Eastern Canadian harvest reductions of 20%, the pine beetle in British Columbia is projected to lower North American lumber supply up to 15% over the next few years, depending on lumber price levels.

Cumulative Percentage of Pine Killed

0% of pine volume killed

<1% 1 -10% 11—30% 31 – 50% 51 – 70% 71 – 100%

Forested with no Pine Non Forest Fresh Water

British Columbia 2009

British Columbia British Columbia 2016

Source: British Columbia Ministry of Forest and Range.

POTLATCH CORPORATION

MARCH 2012

North American Exports of Lumber to China

North American Lumber Lumber Exports to

Exports to China China as % North

(Billion Board Feet) American Demand

7 12%

Lumber Exports % of North American Demand

6 10%

5

8%

4

6%

3

4%

2

1 2%

0 0%

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

Source: RISI North American Lumber Forecast (November 2011) & Potlatch Internal Forecast (January 2012).

POTLATCH CORPORATION

MARCH 2012

U.S. Biomass Consumed to Produce Electricity(1)

(Millions Green Tons)

300

250

Actual Forecast

200

150

100

50

0

1990 1994 1998 2002 2006 2010 2014 2018 2022 2026 2030 2034

(1)	EIA Annual Energy Outlook 2011 & Potlatch Estimates.

POTLATCH CORPORATION

MARCH 2012

Random Lengths Pricing for KD SYP (West) #2 2x6

($/MBF)

$450$400$350$300$250$200$150

2005

2006

2007

2008

2009

2010

2011

2012(1)

(1)	Pricing through February 2012.

POTLATCH CORPORATION

MARCH 2012

Wood Products Segment

Five manufacturing facilities, lumber and plywood

Sell to wholesalers for use in homebuilding and construction

Potlatch operates four sawmills in Idaho, Arkansas, Minnesota and Michigan as well as one industrial-grade plywood mill in Idaho Actively manage output of facilities to match supply and demand Weak US$ versus CAD$ is beneficial to this segment

Wood Products Segment EBITDDA

$ in millions

$50 $41

$40

$30

$20 $13 $14 $15 $15

$10

$0

-$10 ($4)

-$20 ($11)

2005 2006(1) 2007 2008 2009(2) 2010 2011

Note: See page 32 of this presentation for the definition of segment EBITDDA, and page 26 for reconciliation to most comparable GAAP measure. (1) Wood Products EBITDDA excludes $31 million for Canadian lumber settlement.

(2) Wood Products EBITDDA includes asset impairment charge of $3 million.

POTLATCH CORPORATION MARCH 2012

Real Estate Overview

- Frequently assess acreage to maximize value through sale of non-core timberland real estate
- More than 3,000 miles of desirable water frontage
- More than 9 million people live within three states of ownership

Land Portfolio


Core Timberland
~1.2 million acres
Non-Strategic Timberland
~15,000 acres
Rural Real Estate
~95,000 acres
HBU/Development
~125,000 acres

Idaho: 812,000 acres


Coeur d'Alene
McCall
Boise
ID
Sun Valley

Arkansas: 406,000 acres


AR
Little Rock
Hot Springs

Minnesota: 223,000 acres


Brainerd
MN
Minneapolis
St. Paul

■ Potlatch Timberlands[(1)]

(1) As of December 31, 2011.

15

POTLATCH CORPORATION

MARCH 2012

Real Estate Values Are Unique to Each Category

CONSERVATION NON-STRATEGIC RURAL REAL HIGHER-BETTER-USE

EASEMENT TIMBERLAND ESTATE DEVELOPMENT

$400 to $1,000 per acre $500 to $1,500 per acre $1,000 to $1,500 per acre $2,000 to $7,000 per acre

Opportunity dependent 10,000 to 20,000 acres 90,000 to 100,000 acres 120,000 to 130,000 acres

Characteristics: Characteristics: Characteristics: Characteristics:

- Habitat related—Fringe of ownership—Fringe of ownership—Property attribute focus

- Appropriate payment for—Location disadvantage—Opportunity varies by—Investor interest opportunity sold geographic market

—Higher operation cost —Explore proper land use

- Selective core lands —Recreation character and entitlements

—Capital allocation focus

and amenities—Emerging development

—Adjacent ownership focus

influence

LOWER VALUE HIGHER VALUE OPPORTUNITIES OPPORTUNITIES

POTLATCH CORPORATION

MARCH 2012

Significant Real Estate Portfolio

Realization of Non-Core Timberland Asset Value

$ in millions

$90 Segment Revenue

$85.2

$80 5.9

9.2

$70 $65.4

1.2

$60 5.6

12.5 $50.0

$50 $46.1 5.4

$40 9.3

12.4

70.1

$30

$24.1 20.5

46.1

$20 7.9

32.2

$10 16.2 16.3

$0

2007 2008 (1) 2009 2010 2011

Conservation Easement HBU/Development

Rural Real Estate Non-Strategic Timberland

Price Per Acre

$ $ $ $ $ $ $

0 $ 500 1,000 1,500 2,000 2,500 3,000 /Acre

$1,229 2007 $2,639

$379 $1,434

2008 $2,598 $1,527 $1,108 2009 $2,329 $1,248

$745 $1,182 2010 $2,007 $1,345 $1,259 2011 $2,054

Acres Sold

Acres

120,000 104,737 2,967 100,000 7,796 80,000 60,669 60,000 3,562 44,786

14,266 954 93,974 36,458 40,000 2,430 2,592 11,234 16,175 9,851 20,000 42,841 3,009 30,168 24,015 13,166

0 (2)

2007 2008 2009 2010 2011

(1) Segment Revenue in 2008 excludes sale of building.

(2) Excludes the sale of the Boardman, Oregon tree farm of 17,000 acres.

POTLATCH CORPORATION

MARCH 2012

Potlatch Timberland Holdings

Acres (000’s)

1,800

1,700 218 (33)(1) 36 (61)

1,653

1,628 (45)

1,600 1,583 (105)

1,500 1,471 (3) 1,468 1,478 (37)

1,441(2)

1,400

1,300

1,200

1,100

1,000

2005 2006 2007 2008 2009 2010 2011

PCH Owned Acreage at End of Period PCH Acquired Acreage During the Year PCH Sold Acreage During the Year

(1) Includes the sale of the Boardman, Oregon tree farm of 17,000 acres. (2) Acreage through December 31, 2011.

POTLATCH CORPORATION

MARCH 2012

Balance Sheet Review

December 31, 2011

($ in millions)

ASSETS

Cash and short-term investments $ 71

Other current assets 64

Long-term assets 611

Total assets $ 746

LIABILITIES & EQUITY

Current liabilities $ 78

Long-term debt 345

Other liabilities 181

Total liabilities 604

Equity 142

Total liabilities & equity $ 746

Conservative capital structure

Actual Covenant

Key credit statistics 12/31/2011 Requirements

Max Debt/Capital 56.4% 70.0%

Net debt to enterprise value 19.0% N/A

Interest coverage ratio(1) 3.95x 2.00x

Undrawn $150 million revolver 6.9% weighted average cost of debt Rated Ba1 by Moody’s, BB by S&P

(1) Calculated per our bank credit agreement, using an accumulated other comprehensive loss “AOCL” exclusion.

Note: We define net debt as the total of short-term and long-term debt less cash and short-term investments, see page 27 for reconciliation. The Minimum Interest Coverage Ratio is our twelve months ended EBITDDA dividend by interest expense for the same period. See page 32 of this presentation for the definition of EBITDDA and page 26 for reconciliation to most comparable GAAP measure.

POTLATCH CORPORATION

MARCH 2012

Conservative Capital Structure – Long Term Debt Maturity Profile

($ in millions)

Mandatory principal repayments of only $79 million through 2016

$200

$150

$150

$100

$66

$50 $43

$22 $21 $23

$14

$8 $5 $5 $0 $0 $3 $0 $7

$0

2012 (1) 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

(1) Maturities of $2.5 million and $14 million were paid in January and February 2012, respectively, with cash on hand.

POTLATCH CORPORATION MARCH 2012

Strong Net Asset Value

	% of PCH Acres
Minnesota Timberland (223,000 acres)	16%(1)
ArkansasTimberland (406,000 acres)	28%
Non-Appraised Idaho Timberland (460,000 acres)	32%
Appraised Idaho Timberland (352,000 acres)	24%

Total Acres = 1.44 Million

Potlatch Enterprise Value	
Net Debt	$0.3
Equity Value	$1.2
Enterprise Value	$1.5

Appraised Value on These Acres = $724 Million(2)

Our appraised Idaho timberland is only 24% of our total acreage…but, the appraisal indicates it is worth 48% of our $1.5 billion enterprise value

(1) Includes 1,000 acres from Wisconsin.

(2) Updated for new appraisal dated March 1, 2012. The appraisal uses comparable transactions and discounted cash flow analyses for purposes of the valuation. There is no assurance that sales could be effected at the appraised values or as to the timing of sales. The calculation of discounted cash flows involves projection of future market conditions, harvest levels and other factors, all of which could vary materially from those projected. There is no implication that the company's other timberlands would have a similar value per acre.

21

POTLATCH CORPORATION

MARCH 2012

Strong Cash Flow Generation

($ in millions)

Total EBITDDA(1)

$160 $151

$140 $131

$120

$107 $110

$102

$100

$80

$60

$40

$20

$0

2007 2008 2009(2) 2010 2011

Segment EBITDDA(1)

Resource

$120 $97 $95 $105 $83 $77

$80

$40

$0

2007 2008 2009 2010 2011

$120 Real Estate

$79

$80 $60 $46

$41

$40 $21

$0

2007 2008 2009 2010 2011

Wood Products

$20 $14 $15 $15

$0

($4)

-$20 ($11)

2007 2008 2009(2) 2010 2011

(1) See page 32 of this presentation for the definition of EBITDDA and Segment EBITDDA, and page 26 for a reconciliation to most comparable GAAP measures. (2) Consolidated and Wood Products EBITDDA includes a $3 million asset impairment charge.

POTLATCH CORPORATION

MARCH 2012

Funds Available for Distribution (FAD)

($ in millions)

$120

$111

$105

$100 $92

$85 $81 $81 $82

$80 $77 $74

$64

$60

$50

$40

$20

$0

2007 2008 2009 2010 2011 2012F

FAD Dividend Distribution

Note: See page 32 of this presentation for the definition of FAD, and see page 27 for a reconciliation to most comparable GAAP measure. Excludes dividend distribution of Clearwater Paper stock in 2008.

POTLATCH CORPORATION

MARCH 2012

Conclusion

Potlatch maintains a very attractive asset base of 1.44 million acres of timberland

We have deferred significant harvest volumes to preserve and enhance NAV We have the ability to meaningfully expand high margin sawlog harvest levels

Wood Products business has stabilized and is generating solid cash flow Real Estate segment has low risk, high margin attributes Attractive dividend Strong balance sheet with attractive debt cost and maturity profile Industry trends beginning to turn positive

Housing starts beginning to grow, albeit slowly

Exports to China from North America continue to expand Pine beetle to impact supply from Canada Biomass continues to hold promise

POTLATCH CORPORATION

MARCH 2012

Appendix

POTLATCH CORPORATION

MARCH 2012

EBITDDA and Segment EBITDDA Reconciliation

($ in millions)

Fiscal Year

2005 2006(1) 2007 2008 2009(2) 2010 2011

Consolidated

Earnings from continuing operations $ 74 $ 73 $ 81 $ 40 $ 40

Less:

Income tax benefit (provision) 17 25 16 (5) (4)

Add:

Net cash interest expense 15 20 20 26 25

Depreciation, depletion, and amortization 26 30 35 31 29

Basis of real estate sold 4 9 11 49 14

Non-cash asset impairment and eliminations (2)

Consolidated EBITDDA $ 102 $ 107 $ 131 $ 151 $ 110

Resource

Operating income $ 82 $ 76 $ 82 $ 62 $ 60

Depreciation, depletion, and amortization 15 19 23 21 17

Resource Segment EBITDDA $ 97 $ 95 $ 105 $ 83 $ 77

Real Estate

Operating income $ 17 $ 32 $ 49 $ 30 $ 31

Basis of real estate sold 4 9 11 49 14

Depreciation 1

Real Estate Segment EBITDDA $ 21 $ 41 $ 60 $ 79 $ 46

Wood Products

Operating income (loss) $ 29 $ 2 $ 4 $ (14) $ (21) $ 7 $ 7

Depreciation 12 11 10 10 10 8 8

Wood Products Segment EBITDDA $ 41 $ 13 $ 14 $ (4) $ (11) $ 15 $ 15

(1)	Wood Products EBITDDA excludes $31 million for Canadian lumber settlement.
(2)	Consolidated and Wood Products EBITDDA includes a $3 million asset impairment charge.

POTLATCH CORPORATION

MARCH 2012

Potlatch Net Debt Reconciliation

($ in millions)

At December 31

2007 2008 2009 2010 2011

Long-term debt $ 321 $ 221 $ 368 $ 363 $ 345

Current installments on long-term debt — 101 — 5 22

Current notes payable 110 129 —— -

Cash (9) (1) (2) (6) (8)

Short-term investments (22) (3) (53) (85) (63)

Net Debt $ 400 $ 447 $ 313 $ 277 $ 296

FAD Calculation

($ in millions)

Operating income (loss):

Resource $ 82 $ 76 $ 82 $ 62 $ 60

Real Estate 17 32 49 30 31

Wood Products 4 (14) (21) 7 7

Eliminations and adjustments 1 (1) 8 2 2

104 93 118 101 100

Corporate administration (32) (25) (33) (30) (31)

Net cash interest expense (15) (20) (20) (26) (25)

Income tax benefit (provision) 17 25 16 (5) (4)

Earnings from continuing operations 74 73 81 40 40

Depreciation, depletion and amortization 26 30 35 31 29

Basis of real estate sold 4 9 11 49 14

Capital expenditures (19) (20) (16) (15) (17)

Non-cash asset impairment & eliminations (2)

Funds Available for Distribution $ 85 $ 92 $ 111 $ 105 $ 64

Distributions to Common Stockholders(1) $ 77 $ 81 $ 81 $ 82 $ 74

(1)	Excludes distribution of Clearwater Paper stock in 2008.

POTLATCH CORPORATION

MARCH 2012

Potlatch Sawlog and Pulpwood Pricing in the Northern and Southern Regions

Sawlog

$/Ton Northern Region

$100 Southern Region

$90

$80

$70

$60

$50

$40

$30

$20

$10

$0

2007 2008 2009 2010 2011

Pulpwood

$/Ton Northern Region

$100 Southern Region

$90

$80

$70

$60

$50

$40

$30

$20

$10

$0

2007 2008 2009 2010 2011

POTLATCH CORPORATION

MARCH 2012

NCREIF Timberland Value ($ per acre)

US$/Acre PNW

South

4,000 3,000 2,000 1,000 0

‘88 ‘90 ‘92 ‘94 ‘96 ‘98 ‘00 ‘02 ‘04 ‘06 ‘08 ‘10

Source: Brookfield Asset Management and NCREIF Timberlands Index.

POTLATCH CORPORATION

MARCH 2012

Projected Inland Private Timber Growth and Harvest (1995-2027)

Million Tons

Actual

30 25 20 15 10 5 0

16 26 15 25 15 19 15 17 15 14 15 11 16 13 16 15 16 18 16 19

1995 2000 2005 2006 2007 2010 2015 2020 2025 2027

Forecast

Growth

Harvest

Source: F2M and Potlatch Corporation

POTLATCH CORPORATION

MARCH 2012

Inland Private Sawtimber Inventory – Private Lands (1995-2007)

Inland West (Idaho, Eastern Washington, and Western Montana)

Million Ton

520 510 500 490 480 470 460 450 440 430

510 486 462 459 462

1995 2000 2005 2006 2007

Source: F2M and Potlatch Corporation

POTLATCH CORPORATION

MARCH 2012

Definitions of Non-GAAP Measures

EBITDDA is a non-GAAP measure that management uses to evaluate the cash generating capacity of the company. The most directly comparable GAAP measure is net earnings. EBITDDA, as we define it, is net earnings from continuing operations adjusted for net cash interest expense, provision/benefit for income taxes, depreciation, depletion and amortization, basis of real estate sold and non-cash asset impairment and eliminations. It should not be considered as an alternative to net earnings computed under GAAP.

Funds Available for Distribution (FAD) is a non-GAAP measure. FAD, as defined in the indenture governing our senior notes, is earnings from continuing operations, plus depreciation, depletion and amortization, plus basis of real estate sold, less capital expenditures and non-cash asset impairment and eliminations. For purposes of this definition, capital expenditures exclude all expenditures relating to direct or indirect timberland purchases in excess of $5 million. We do not use FAD as, nor should it be considered to be, an alternative to net cash provided by operating activities computed under GAAP as an indicator of our operating performance, or as an indicator of our ability to fund our cash needs. FAD, as defined in the indenture governing our senior notes may not be comparable with measures of similar titles reported by other companies.

Segment EBITDDA from continuing operations, as we define it, is segment operating income (loss) adjusted for depreciation, depletion, amortization and the basis of real estate sold.